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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 1998
                               (December 8, 1998)


                              SIGNATURE INNS, INC.
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             (Exact name of registrant as specified in its charter)


         Indiana                          0-9659                  35-1426996
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)

     250 East 96th Street, Suite 450
          Indianapolis, Indiana                                      46240
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 (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (317) 581-1111


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
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         On December 8, 1998, the Board of Directors of Signature Inns, Inc.
(the "Company") and Harris Trust and Savings Bank, as Rights Agent, amended and restated the Company's Amended and Restated Rights Agreement (the "Second Amended and Restated Rights Agreement"). The Second Amended and Restated Rights Agreement excludes from the definition of Acquiring Person any Person that the Board of Directors determines to have inadvertently and in good faith become an "Acquiring Person" (as defined in the Second Amended and Restated Rights Agreement) and who promptly thereafter divests themselves of a sufficient number of shares so as to no longer be an Acquiring Person. The Second Amended and Restated Rights Agreement also deletes the term Continuing Director in its entirety from the Rights Agreement. Consistent with such deletion, the Second Amended and Restated Rights Agreement removes all references to the need for Continuing Director decision-making, such decision-making now being vested in the Board of Directors.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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         99.1     Press Release dated December 8, 1998.

         99.2 Second Amended and Restated Rights Agreement, dated December 8, 1998, between Signature Inns, Inc. and Harris Trust and Savings Bank, including Form of Rights Certificate (Exhibit A) and Form of Summary of Rights (Exhibit B).






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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SIGNATURE INS, INC.


Date: December 11, 1998                          By: /s/ John D. Bontreger
                                                     --------------------------
                                                 Name: John D. Bontreger
                                                       -------------------------
                                                 Title: President And Secretary
                                                        ------------------------






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                                  EXHIBIT INDEX
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   No.                                                   Exhibit
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99.1       Press Release dated December 8, 1998.

99.2 Second Amended and Restated Rights Agreement, dated December 8, 1998, between Signature Inns, Inc. and Harris Trust and Savings Bank, including Form of Rights Certificate (Exhibit A) and Form of Summary of Rights (Exhibit B).






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